UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                SEPTEMBER 2, 2005
                            ------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                     AUSTRALIAN-CANADIAN OIL ROYALTIES, LTD.
                     ---------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                           COMMISSION FILE NO. 0-29832



     BRITISH COLUMBIA, CANADA                   75-2712845
   ----------------------------             -------------------
   (STATE OF OTHER JURISDICTION              (I.R.S. EMPLOYER
          OF INCORPORATION)                  IDENTIFICATION NO.)




     1301 AVENUE M, CISCO, TEXAS                      76437
------------------------------------              ------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)             (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (254) 442-2638

ITEM 8.01  -  OTHER EVENTS


(A) OTHER EVENTS


MR. ELY SAKHAI A DIRECTOR OF THE REGISTRANT ENTERED INTO AN AGREED GOVERNMENT SETTLEMENT OF TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ON AN ART FRAUD CHARGE WHICH IS COMPLETELY UNRELATED TO THE REGISTRANT OR ANY OF THE REGISTRANT'S BUSINESS. MR. SAKHAI HAS SERVED AS A DIRECTOR SINCE 1997, WITHOUT SALARY AND HAS BEEN HELPFUL IN BUILDING THE COMPANY'S HOLDINGS IN AUSTRALIA. HIS CONFINEMENT WILL BEGIN AFTER HIS PERSONAL AFFAIRS ARE IN ORDER PER AN EXTENSION AFFIRMED BY THE U.S. GOVERNMENT.

(B) EXHIBITS

       NUMBER      DESCRIPTION
       ------      ---------------------------------------------

          NONE



                               SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                         AUSTRALIAN-CANADIAN OIL ROYALTIES, LTD.


DATE:  SEPTEMBER 2, 2005         BY: /s/ ROBERT KAMON
                                 ------------------------------
                                      ROBERT KAMON
                                      SECRETARY